SCHEDULE 14A INFORMATION

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AMERICAN VANGUARD CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 6, 2017. Meeting Information AMERICAN VANGUARD CORPORATION  Meeting Type: Annual Meeting For holders as of: April 11, 2017 Date: June 6, 2017 Time: 11:00 AM PDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/AVD2017. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AVD2017 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).XXXX XXXX XXXX XXXX AMERICAN VANGUARD CORPORATION ATTN: LUCY COONEY 4695 MACARTHUR COURT, SUITE 1200 NEWPORT BEACH, CA 92660 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E27844-P91145 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 23, 2017 to facilitate timely delivery. How To Vote E27845-P91145 Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/AVD2017. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2, 3 and 5 and recommends "EACH YEAR" for proposal 4. 1. Election of Directors Nominees: 2. Ratify the appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2017. 1a. Scott D. Baskin 1b. Lawrence S. Clark 3. Give an advisory vote to approve the compensation paid to the Company's named executive officers as disclosed pursuant to Item 402 of Regulation S-K. 1c. Debra F. Edwards 1d. Morton D. Erlich 4. Give an advisory vote on executive compensation as a ballot measure in future proxy materials annually. 1e. Alfred F. Ingulli 5. Approve the Company's Amended and Restated 1994 Stock Incentive Plan as set forth in Appendix A to the Proxy. 1f. John L. Killmer 1g. Eric G. Wintemute 1h. M. Esmail Zirakparvar E27846-P91145

E27847-P91145

American Vanguard Corporation

AMERICAN VANGUARD CORPORATION
ATTN: LUCY COONEY
4695 MACARTHUR COURT, SUITE 1200
NEWPORT BEACH, CA 92660

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice of meeting in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AVD2017**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E27837-P91145

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN VANGUARD CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	FOR	AGAINST	ABSTAIN
1a. Scott D. Baskin	☐	☐	☐
1b. Lawrence S. Clark	☐	☐	☐
1c. Debra F. Edwards	☐	☐	☐
1d. Morton D. Erlich	☐	☐	☐
1e. Alfred F. Ingulli	☐	☐	☐
1f. John L. Killmer	☐	☐	☐
1g. Eric G. Wintemute	☐	☐	☐
1h. M. Esmail Zirakparvar	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 5 and recommends "EACH YEAR" for proposal 4.

	FOR	AGAINST	ABSTAIN
2. Ratify the appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐
3. Give an advisory vote to approve the compensation paid to the Company's named executive officers as disclosed pursuant to Item 402 of Regulation S-K.	☐	☐	☐

	EACH YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN
4. Give an advisory vote on executive compensation as a ballot measure in future proxy materials annually.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
5. Approve the Company's Amended and Restated 1994 Stock Incentive Plan as set forth in Appendix A to the Proxy.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E27838-P91145 AMERICAN VANGUARD CORPORATION 4695 MacArthur Court, Suite 1200, Newport Beach, California 92660 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS As an alternative to completing this form, you may enter your vote instruction via the Internet at www.proxyvote.com or by telephone at 1-800-690-6903. Use the Company Number and Account Number shown on your proxy. The undersigned hereby appoints ERIC G. WINTEMUTE and TIMOTHY J. DONNELLY as Proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated on the reverse, all the shares of the Common Stock of American Vanguard Corporation held of record by the undersigned at the close of business on April 11, 2017. The Annual Meeting will be a completely virtual meeting of Stockholders, to be held at 11:00 a.m. PDT on Tuesday, June 6, 2017, or at any adjournment thereof. Continued and to be signed on reverse side V.1.2